Exhibit 99
Corporate Presentation - Aegis Capital Healthcare Conference May 2025 PrabotulinumtoxinA Redefining access to therapeutic botulinum toxins

2 Forward-Looking Statements This presentation includes forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of AEON Biopharma, Inc. (“AEON”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements may be preceded by, followed by or include the words “believes”, “estimates”, “expects”, “projects”, “forecasts”, “may”, “will”, “should”, “seeks”, “plans”, “scheduled”, “anticipates” or “intends” or similar expressions. The forward-looking statements in this presentation are only predictions. AEON has based these forward-looking statements largely on AEON’s current expectations and projections about future events and financial trends that AEON believes may affect its business, financial condition and results of operations. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by AEON and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the outcome of any meetings with any regulatory authorities, including the FDA’s review of the Company's biosimilar meetings and document submissions, (ii) the outcome of any legal proceedings that may be instituted against AEON or others; (iii) AEON’s future capital requirements; (iv) AEON’s ability to raise financing in the future; (v) AEON’s ability to continue to meet continued stock exchange listing standards; (vi) the ability of AEON to implement its strategic initiatives, including the continued development of ABP-450 and potential submission of a Biologics License Application as a biosimilar for therapeutic uses of ABP-450; (vii) the ability of AEON to satisfy regulatory requirements; (viii) the ability of AEON to defend its intellectual property or avoid infringement of existing intellectual property; (ix) the possibility that AEON may be adversely affected by other economic, business, regulatory, and/or competitive factors; and (x) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in AEON’s Annual Report on Form 10-K for the year ended December 31, 2024 and any current or periodic reports filed with the Securities and Exchange Commission (the "SEC"), which are available on the SEC’s website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond AEON’s control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in AEON’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, AEON operates in an evolving environment and a competitive industry. New risks and uncertainties may emerge from time to time, and it is not possible for management to predict all risks and uncertainties, nor can AEON assess the impact of all factors on AEON’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements AEON may make in this presentation. As a result of these factors, although AEON believes that the expectations reflected in its forward-looking statements are reasonable, AEON cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Except as required by applicable law, AEON does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. AEON qualifies all of its forward-looking statements by these cautionary statements. You should view this presentation completely and with the understanding that the actual future results, levels of activity, performance, events and circumstances of AEON may be materially different from what is expected. This presentation concerns anticipated products that are under clinical and analytical investigation and which have not yet been approved for marketing by the FDA. These anticipated products are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and AEON’s own internal estimates and research. AEON has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, AEON’s own internal estimates and research have not been verified by any independent source. AEON Biopharma and the AEON Biopharma logo are trademarks of AEON Biopharma, Inc. All other trademarks used herein are the property of their respective owners.

Redefining Access to Therapeutic Neurotoxins Through Biosimilarity

1 What We're Building

- Developing ABP-450, a 900kD botulinum toxin, as a biosimilar to Botox®
- Goal: match full range of Botox® approved therapeutic indications
- Building on global biosimilar approvals and FDA-approved manufacturing*

2 Why It Matters

- Large and growing market dominated by Botox®
- Persistent cost-related barriers:
  - Patients: high out-of-pocket costs
  - Physicians: product margin concerns
  - Payers: inability to manage escalating category costs

3 What's Next

- Comparative Analytical Assessment (CAA) underway
- FDA BPD Type 2a (BPD2a) meeting targeted for 2H 2025
- Next-phase development and capital strategy expected following BPD2a meeting

***Few biosimilar programs start with this level of readiness -
giving AEON a real opportunity to reshape access in a market that needs it***

AEON BIOPHARMA

BPD: Biosimilar (Biological) Product Development
**Approved for aesthetic indications. Facilities would require separate review and approval for therapeutic indications.*

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A Rare Biosimilar Opportunity – with a Running Start

Rock-Solid Science	Evidence of functional and high structural "similarity" of 900kD ABP-450 to Botox®[1]
Established Manufacturing	Manufacturing approved by FDA, EMA & Health Canada for aesthetic product[2]
Regulatory Alignment	Aligned with FDA on initial requirements of the biosimilar pathway at BIA meeting
Upcoming Catalyst	Comparative analytical assessment (CAA) studies commenced in Q4 2024 and on track to be completed in 2H 2025 → **targeting FDA BPD2a meeting 2H 2025**
Favorable IP Landscape	No neurotoxin composition-of-matter patents decreases litigation risk
Economic Pricing Advantage	Therapeutic-only BLA → ASP[3] would be unencumbered by the aesthetic price compression that hampers competition's reimbursement structure

AEON BIOPHARMA

1. Structural similarity based on comparison of ABP-450 to Botox® published literature, not a head-to-head study. Comparative analytical testing of primary structure is expected to be completed in the second half of 2025.
2. Developed and commercialized under brand name Jeuveau® (Evolus, Inc.). Facilities would require separate review and approval for therapeutic indications.
3. Average Selling Price

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Built for Biosimilarity: A Team with Deep Toxin Experience

Backed by strong capital and financial leadership



Rob Bancroft

Chief Executive Officer

REVANCE
Allergan
Smith+Nephew

- 25+ years life sciences leadership
- Led Daxxify® therapeutic launch at Revance; was engaged in biosimilar partnership with Viatris
- Former Allergan: BOTOX® pipeline and development strategy, US commercialization across multiple therapeutic indications
- Orchestrated strategic turnaround at Healthpoint Biotherapeutics - led to $782M acquisition by Smith & Nephew



Chad Oh, MD

Chief Medical Officer

AstraZeneca
REVANCE

- 20+ years in clinical development and regulatory strategy - responsible for multiple IND, NDA, and BLA submissions
- Former VP, Clinical Development at Revance (Daxxify®)
- Prior biosimilar experience and key architect of AEON's biosimilar regulatory and analytical plan



Alex Wilson

EVP, Chief Legal Officer & Secretary

GLAUKOS
O'Melveny

- 20+ years in biotech and life sciences capital markets
- Led equity and debt financings across multiple clinical- and commercial-stage companies
- Expertise in public company operations and investor engagement
- Strategic partner on fundraising strategy and investor readiness



Jennifer Sy

Chief Accounting Officer

PROSPECT MEDICAL HOLDINGS, INC.
Deloitte.

- Proven leader in public company financial operations and reporting
- Deep expertise in SEC compliance, SOX controls, and corporate governance
- Strong track record in managing accounting infrastructure for health care companies
- Drives AEON's financial discipline and operational accountability

AEON BIOPHARMA
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6 Consistent category growth despite concentrated brand share and payer cost fatigue Botox® Commands 95% of >$2.8B U.S. Market – But Cost Limits Access Source: AbbVie, Inc. quarterly earnings reports • Organic growth: Continued penetration of existing indications driven by high clinical utility and patient demographics • New indications: Development in specialties without current neurotoxin treatment options • Payer dynamics: Despite strong reimbursement frameworks, cost pressures are leading to tighter utilization management What’s Driving Market Expansion? Y/Y growth in high single digits to low double digits US 2025 therapeutic revenue annualizing >$2.8B $429 $488 $534 $561 $500 $557 $584 $614 $587 $614 $626 $649 $611 $669 $708 $730 $723 17% 14% 9% 9% 17% 10% 7% 6% 4% 9% 13% 12% 18% 0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 0.16 0.18 0.2 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Y/Y Growth Revenue ($ mil) Revenue Growth 2021: $2.0B 2022: $2.3B 2023: $2.5B 2024: $2.7B Botox® U.S. Therapeutic Net Revenues

7 ABP-450 Matches Botox® in Molecular Size – and Can Match Its Label AbbVie Inc. Merz Pharma Ipsen Group Crown Laboratories Molecular Size 900 kDa 900 kDa 150 kDa ~400 kDa 150 kDa FDA Approved Therapeutic Indications 1. Chronic migraine 2. Overactive bladder 3. Detrusor overactivity 4. Pediatric detrusor overactivity 5. Adult upper limb spasticity 6. Adult lower limb spasticity 7. Pediatric upper limb spasticity 8. Pediatric lower limb spasticity 9. Cervical dystonia 10. Axillary hyperhidrosis 11. Blepharospasm 12. Strabismus None (biosimilar pathway aims to secure all current and future Botox® approved therapeutic indications) 1. Blepharospasm 2. Cervical dystonia 3. Adult upper limb spasticity 4. Chronic sialorrhea 1. Cervical dystonia 2. Spasticity 1. Cervical dystonia In Development 1. Essential Tremor Biosimilar Undisclosed 1. Neurogenic detrusor overactivity 2. Migraine: episodic/chronic 1. Adult upper limb spasticity US Share ~95% ~2% ~2% <1% ASP linked to aesthetics Sources: Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2021 ASP = Average selling price; all competitors ASP influenced by aesthetic market pricing except AEON Poised to challenge the category leader on label, economics, and access – in ways current competitors can’t

ABP-450 is Advancing Through the FDA Biosimilar Pathway

FDA uses a stepwise, totality-of-evidence approach – basing additional requirements on the level of residual uncertainty

1. **Analytical characterization**
   - ✓ Physiochemical and functional assays supportive of "high similarity"
   - ○ *Comparative analytical studies to confirm structural and functional similarity*
2. **Animal studies**
   - ✓ Toxicology and pharmacology information
3. **Clinical studies**
   - ✓ Phase 2 in cervical dystonia
   - ○ Potential comparative Phase 3 program with clinical efficacy endpoint
4. **Establish manufacturing**
   - ✓ PrabotulinumtoxinA manufactured by Daewoong[1]; approved in 2019 for aesthetic indications by US and international regulators



Animal Studies
Human Studies
Safety and Efficacy Studies
Nonclinical
Clinical Pharmacology
Comparative Clinical Studies
Analytical
Physiochemical and Functional Assays
Comparative Analytical Assessment

1. **BIA meeting with FDA completed in 2024. Now executing initial structure analytical work aligned with the agency's guidance.**
2. **BPD Type 2a meeting is targeted for 2H 2025 to review results and determine next steps.**

AEON BIOPHARMA

1. Manufacturing facilities for therapeutics use would require separate regulatory inspection
https://www.fda.gov/drugs/biosimilars/review-and-approval
https://www.fda.gov/media/82647/download

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Extrapolation: Potential Full Indication Capture Without Redundant Trials

FDA precedent supports broad label access – unlocking full Botox® market potential for ABP-450

FDA

- A biosimilar can meet the requirements for approval based on data from a clinical study that demonstrates safety and effectiveness in an appropriate condition[1]
- FDA may approve a biosimilar for indications without direct clinical studies in those indications if the manufacturer provides adequate scientific justification[1]

- ✓ Chronic migraine
- ✓ Cervical dystonia
- ✓ Adult upper limb spasticity
- ✓ Adult lower limb spasticity
- ✓ Pediatric upper limb spasticity
- ✓ Pediatric lower limb spasticity
- ✓ Blepharospasm
- ✓ Strabismus
- ✓ Overactive bladder
- ✓ Neurogenic detrusor overactivity
- ✓ Pediatric neurogenic detrusor overactivity
- ✓ Axillary hyperhidrosis

1. https://www.fda.gov/drugs/biosimilars/review-and-approval

AEON BIOPHARMA
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10 Decoupled ASP → attractive & stable provider cost recovery → amplifies impact of payer contracting levers AEON’s Therapeutics-Only BLA Avoids ASP* Compression from Aesthetics *Average selling price Value to Payer Ability to implement utilization controls and drive preferred product adoption Value to Physician Predictable ASP enables margin clarity & provider certainty in buy-and-bill Physician adoption drives payer confidence Payer contracting accelerates physician conversion Untethered ASP creates rare alignment between payers and providers - giving AEON leverage to decisively contract for share

11 Recent biosimilars hit 70% share within 3 years of launch Modern Biosimilars Are Achieving Rapid Market Penetration Reproduced with permission; IQVIA “Biosimilars in the United States 2023-2027” IQVIA MIDAS, IQVIA DDD, Oct 2022; IQVIA Institute, Dec 2022

12 Physician-administered settings have reached nearly 60% biosimilar share in 2 years Buy-and-Bill Dynamics Accelerate Physician-Driven Biosimilar Adoption Reproduced with permission; IQVIA “Biosimilars in the United States 2023-2027” IQVIA LAAD Medical Procedures Claims, Sep 2022; US Market Access Strategy Consulting, Dec 2022.

13 Top-performing biosimilars gained share at 18–50% discounts — not a race to the bottom Significant Share Gains Have Not Required Deep Price Cuts Reproduced with permission; IQVIA “Biosimilars in the United States 2023-2027” IQVIA National Sales Perspective, US Market Access Strategy Consulting, Dec 2022.

AEON Biopharma: A High-Conviction Play in Biosimilar Innovation

Accelerated Biosimilar Pathway

900kD structure + completed assays, FDA-approved manufacturing*, and positive Phase 2 cervical dystonia data support scientific and regulatory confidence

Only Toxin Positioned to Match Botox® Label

Biosimilar strategy enables potential full label extrapolation – potentially positioning ABP-450 as the first true competitor to Botox® across all therapeutic indications

Untethered ASP Advantage

Therapeutics-only BLA avoids aesthetic price compression - enabling consistent reimbursement and aligned payer-provider incentives

Catalysts Ahead

Initial CAA results and BPD Type 2a (BPD2a) meeting with FDA targeted for 2H 2025 will determine next steps required to advance towards biosimilar BLA approval

Disciplined Capital Formation Strategy

Funded through fourth quarter 2025 and targeted BPD2a meeting; next raise expected to align with development progress and value inflection milestones

AEON BIOPHARMA

*Approved for aesthetic indications. Facilities would require separate review and approval for therapeutic indications.

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